Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On May 22nd, 2026, LAVC, Acquisition Sub and Legacy Matternet entered into the Merger Agreement. Pursuant to the terms of the Merger Agreement, on the Closing Date, Acquisition Sub merged with and into Legacy Matternet, with Legacy Matternet continuing as the surviving corporation. As a result of the Merger, Legacy Matternet became our wholly owned subsidiary and will continue its existing business operations. Additionally, we changed our name to Matternet, Inc. and will continue to be a public reporting company.

The Merger is being accounted for as a reverse-merger and recapitalization. Matternet is the acquirer for financial reporting purposes, and LAVC is the acquired company under the acquisition method of accounting in accordance with FASB ASC Topic 805, Business Combinations. Consequently, the assets, liabilities and operations that will be reflected in the historical financial statements prior to the Merger will be those of Matternet and will be recorded at the historical cost basis of Matternet, and the consolidated financial statements after completion of the Merger will include the assets, liabilities and results of operations of Matternet up to the day prior to the closing of the Merger and the assets, liabilities and results of operations of the combined company from and after the closing date of the Merger. The unaudited pro forma combined financial information is based on individual historical financial statements of Matternet and LAVC prepared under U.S. GAAP and is adjusted to give effect to the Merger Agreement.

Certain fees associated with the acquisition that were incurred by Matternet and LAVC, such as fees for legal and financial services, are reflected in these unaudited pro forma combined financial statements. The unaudited pro forma combined statements of operations include certain non-recurring charges directly attributable to the Merger and related financing transactions. These charges are not expected to recur beyond twelve months following the closing of the Merger.

The unaudited pro forma combined balance sheets as of March 31, 2026 for Matternet and LAVC give effect to the Merger as if it had been consummated on March 31, 2026 and include adjustments that give effect to events that are directly attributable to the transaction and that are factually supportable. The unaudited pro forma combined statements of operations for the six months ended March 31, 2026 give effect to the Merger as if it had been consummated on October 1, 2025 and include adjustments that give effect to events that are directly attributable to the transaction and that are factually supportable. The unaudited pro forma combined statements of operations for the 12 months ended September 30, 2025 give effect to the Merger as if it had been consummated on October 1, 2024 and include adjustments that give effect to events that are directly attributable to the transaction and that are factually supportable. The notes to the unaudited pro forma combined financial information describe the pro forma amounts and adjustments presented below.

The unaudited pro forma combined financial information does not purport to represent what the combined company’s results of operations or financial position would actually have been had the Merger occurred on the dates described above or to project the combined company’s results of operations or financial position for any future date or period.

The unaudited pro forma combined financial information should be read together with (1) Matternet’s audited consolidated financial statements as of and for the year ended September 30, 2025, (2) LAVC’s audited financial statements as of and for the year ended December 31, 2025, (3) Matternet’s unaudited consolidated financial statements as of and for the six months ended March 31, 2026, and (4) LAVC’s unaudited consolidated financial statements as of and for the three months ended March 31, 2026.

Matternet has a fiscal year ending September 30 and LAVC has a fiscal year ending December 31, resulting in a difference of 92 days between the two entities’ fiscal year ends. As permitted under Rule 11-02(c)(3) of Regulation S-X, the financial statements of an acquired entity may be presented for a period ending within 93 days of the registrant’s fiscal year end without adjustment. Accordingly, the unaudited pro forma condensed combined statement of operations for the twelve months ended September 30, 2025 combines Matternet’s audited results for the twelve months ended September 30, 2025 with LAVC’s audited results for the period ended December 31, 2025. The unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2026 combines Matternet’s unaudited results for the six months ended March 31, 2026 with LAVC’s unaudited results for the three months ended March 31, 2026, which represents LAVC’s first fiscal quarter of 2026. The difference between the periods presented does not result in a gap or overlap exceeding 93 days from the annual period previously presented

Matternet, Inc and Los Altos Venture Corp.

Unaudited Pro Forma Combined Balance Sheets

	As of March 31, 2026	As of March 31, 2026	Pro Forma		Combined
	Matternet	LAVC	Adjustments	Notes	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$4,633,636	$13,011	$27,638,320	(e)	$28,950,576
			(2,106,391)	(f)
			(1,173,000)	(l)
			(55,000)	(a)
Accounts receivable, net	7,420				7,420
Prepaid expenses and other current assets	625,824		(360,000)	(l)	265,824
Total current assets	5,266,880	13,011	23,943,929		29,223,820
Property and equipment, net	968,710				968,710
Right-of-use assets, net	482,323				482,323
Other non-current assets	92,656				92,656
Total assets	$6,810,569	$13,011	$23,943,929		$30,767,509

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$549,473	$7,278			$556,751
Accrued expenses	894,807		(360,000)	(l)	359,807
			(175,000)	(l)
Accrued interest payable	130,038		(130,038)	(h)	-
Deferred revenue	271,727				271,727
Notes payable, net	4,176,510	45,000	(45,000)	(a)	4,176,510
Convertible debt, net	3,938,834		175,000	(l)	-
			(4,113,834)	(h)
Operating lease liability, current	487,367				487,367
Warrant liability	1,340,028		4,298,933	(h)	5,638,961
Derivative liability	2,044,103		(2,044,103)	(i)	-
Total current liabilities	13,832,887	52,278	(2,394,042)		11,491,123
Total liabilities	13,832,887	52,278	(2,394,042)		11,491,123

Redeemable preferred stock (all series)	66,878,708		(66,878,708)	(b)	-

Stockholders’ equity (deficit):
Common stock non voting	74
Common stock par value	632	1,000	(1,000)	(a)	4,797
			1,807	(b)
			8	(d)
			(706)	(k)
			1,538	(k)
			270	(a)
			921	(e)
			2	(j)
			250	(h)
Additional paid-in capital	63,913,973		1,000	(a)	162,910,746
			66,876,901	(b)
			(40,267)	(c)
			(832)	(k)
			249,992	(d)
			27,637,399	(e)
			62,498	(j)
			(2,106,391)	(f)
			7,499,744	(h)
			1,145,389	(g)
			(1,145,389)	(g)
			(10,000)	(a)
			(270)	(a)
			(1,173,000)	(l)
Accumulated deficit	(137,815,705)	(40,267)	(250,000)	(d)	(143,639,157)
			(62,500)	(j)
			(5,510,952)	(i)
			40,267	(c)
Total stockholders’ equity	$(73,901,026)	$(39,267)	$93,216,679		$19,276,386
Total liabilities and stockholders’ equity	$6,810,569	$13,011	$23,943,929		$30,767,509

Matternet, Inc and Los Altos Venture Corp.

Unaudited Pro Forma Combined Statement of Operations

	Six Months Ended March 31, 2026	Three Months Ended March 31, 2026	Pro Forma		Pro Forma
	Matternet	LAVC	Adjustments	Notes	Combined
Revenues	$134,125				$134,125
Cost of revenues	193,614				193,614
Gross profit (loss)	(59,489)				(59,489)

Operating expenses:
Research and development	2,170,843				2,170,843
General and administrative	4,253,318	40,267	250,000	(d)	4,606,085
			62,500	(j)
Sales and marketing	266,808				266,808
Total operating expenses	6,690,969	40,267	312,500		7,043,736

Loss from operations	(6,750,458)	(40,267)	(312,500)		(7,103,225)

Other income (expense):
Interest expense (non-cash)	(296,691)				(296,691)
Interest expense	(677,604)		43,750	(l)	(633,854)
Change in fair value of derivative liabilities	-				-
Change in fair value of warrant liabilities	(725,348)				(725,348)
Loss on extinguishment of debt			(5,510,952)	(i)	(5,510,952)
Other income (expense)	1,285,661				1,285,661
Total Other income (expense)	(413,982)		(5,467,202)		(5,881,184)
Net loss before income taxes	(7,164,440)	(40,267)	(5,779,702)		(12,984,409)
Income tax provision	3,590				3,590
Net loss	$(7,168,030)	$(40,267)	$(5,779,702)		$(12,987,999)

Net loss per common share - basic and diluted	$(0.15)				$(0.27)
Weighted-average shares used in computing basic and diluted net loss per share	47,968,772				47,968,772

Matternet, Inc and Los Altos Venture Corp.

Unaudited Pro Forma Combined Statement of Operations

	Year Ended September 30, 2025	Year Ended December 31, 2025	Pro Forma		Pro Forma
	Matternet	LAVC	Adjustments	Notes	Combined
Revenues	$392,739		-		$392,739
Cost of revenues	597,601		-		597,601
Gross profit (loss)	(204,862)		-		(204,862)
			-
Operating expenses:			-
Research and development	2,998,149		-		2,998,149
General and administrative	4,718,524	33,623	250,000	(d)	5,064,647
			62,500	(j)
Sales and marketing	219,597				219,597
Total operating expenses	7,936,270	33,623	312,500		8,282,393

Loss from operations	(8,141,132)	(33,623)	(312,500)		(8,487,255)

Other income (expense):
Interest expense (non-cash)	(4,643,165)				(4,643,165)
Interest expense	(1,070,461)				(1,070,461)
Change in fair value of derivative liabilities	(19,026,448)				(19,026,448)
Change in fair value of warrant liabilities	(365,162)				(365,162)
Gain on settlement	1,572,565				1,572,565
Other income	695,704				695,704
Total other expense	(22,836,967)				(22,836,967)
Net loss before income taxes	(30,978,099)	(33,623)	(312,500)		(31,324,222)
Income tax provision	8,492				8,492
Net loss	$(30,986,591)	$(33,623)	$(312,500)		$(31,332,714)

Net loss per common share - basic and diluted	$(0.65)				$(0.65)
Weighted-average shares used in computing basic and diluted net loss per share	47,968,772				47,968,772

Matternet, Inc and Los Altos Venture Corp.

Notes to Unaudited Pro Forma Financial Statements

Pro Forma Adjustments

a)	To record the cancellation of LAVC common stock that are cancelled immediately prior to the Effective Time. Simultaneously with the closing of the Merger, the $45,000 note payable to a stockholder of LAVC was repaid in full from merger proceeds pursuant to the terms of the promissory note, which provided for automatic acceleration upon consummation of a business combination or reverse takeover transaction.

b)	To record the conversion of the convertible preferred stock of Matternet into shares of our common stock upon the Merger.

c)	To eliminate the historical accumulated deficit of LAVC upon consummation of the Merger.

d)	To record 83,333 shares of Parent Common Stock issued in connection with referral services provided in arranging the merger transaction.

e)	To reflect the gross proceeds from the related private placement of 9,212,773 shares of Parent Common Stock for $27,638,320.

f)	To record cash commissions paid to the placement agent in connection with the private placement at 4% - 8% of gross proceeds from qualifying investors.

g)	To record the fair value of placement agent warrants calculated at 8% of total shares issued from the private placement, which equals 666,089 warrants.

h)	To record the conversion of the Bridge Notes (net of unamortized discount and issuance costs) into common shares.

i)	To reduce the embedded conversion feature of the Bridge Notes at time of conversion.

j)	To record 20,833 shares of Parent Common Stock issued as legal fees relating to the Bridge Financing.

k)	To record the additional paid-in capital and common stock adjustments to reflect the common share outstanding at par value of $0.0001 per share after the Merger.

l)	To reflect transaction-related costs directly attributable to the Bridge Financing and PIPE financing, including legal and professional fees paid to advisors.

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